UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2026

Cantor Equity Partners II, Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42630	98-1576521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 East 59th Street

New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 938-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CEPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 29, 2026, Cantor Equity Partners II, Inc. (“CEPT”) held an extraordinary general meeting of its shareholders (the “Meeting”) at which the following proposals were submitted to a vote of CEPT shareholders (“CEPT Shareholders”). The proposals listed below are described in more detail in CEPT’s definitive proxy statement filed with the Securities and Exchange Commission on June 5, 2026 (the “Definitive Proxy Statement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Definitive Proxy Statement.

Only CEPT Shareholders of record as of the close of business on May 11, 2026, the record date for the Meeting, were entitled to vote at the Meeting. As of the record date, 30,580,000 ordinary shares of CEPT were issued and outstanding and entitled to vote at the Meeting. The final voting results for each matter submitted to a vote of CEPT Shareholders at the Meeting are as follows:

Proposal 1 — The Business Combination Proposal — to approve and adopt, by ordinary resolution, the Business Combination Agreement (as amended, restated or otherwise modified from time to time, the “Business Combination Agreement”), dated as of October 27, 2025, by and among CEPT, Securitize, Inc., a Delaware corporation (“Securitize”), Securitize Holdings, Inc., a Delaware corporation (“PubCo”), Senna Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of CEPT (“Company Merger Sub”) and Pinecrest Merger Sub, a newly incorporated Cayman Islands exempted company and a direct wholly-owned subsidiary of PubCo (“SPAC Merger Sub”), pursuant to which (a) CEPT will merge with and into SPAC Merger Sub, with SPAC Merger Sub continuing as the surviving entity (the “CEPT Merger”), and (b) at least two (2) hours after the CEPT Merger, Company Merger Sub will merge with and into Securitize, with Securitize continuing as the surviving entity (the “Securitize Merger”, and together with the CEPT Merger, the “Mergers,” and together with the transactions contemplated by the Business Combination Agreement and the Ancillary Agreements, the “Business Combination”).

For	Against	Abstain
12,432,037	2,151,147	197,157

Proposal 2 — The Merger Proposal — to approve and authorize, by special resolution, (a) the CEPT Merger and the plan of merger for the CEPT Merger to be entered into by SPAC Merger Sub and CEPT (the “CEPT Plan of Merger”) and (b) upon the CEPT Merger Effective Date, (i) the memorandum and articles of CEPT Surviving Subsidiary in the form annexed to the CEPT Plan of Merger be approved in all respects, and (ii) the authorized share capital of CEPT be amended from $55,500 divided into 500,000,000 Class A ordinary shares of a par value of $0.0001 each, 50,000,000 Class B ordinary shares of a par value of $0.0001 each and 5,000,000 preference shares of a par value of $0.0001 each to $50,000 divided into 500,000,000 ordinary shares of a nominal or par value of $0.0001 each.

For	Against	Abstain
12,429,545	2,153,308	197,488

Proposal 3 — The Organizational Documents Proposals – to consider and vote, on a non-binding advisory basis, upon separate proposals to approve the material differences between the CEPT Memorandum and Articles and the Form of Certificate of Incorporation of PubCo (the “PubCo Charter”) and the Amended and Restated Bylaws of PubCo (the “PubCo Bylaws”), specifically to approve that:

Proposal A: the PubCo board of directors be divided into three classes, Class I, Class II and Class III, with each class being up for election on a rolling three-year basis, subject to an initial phase-in period.

For	Against	Abstain
12,096,193	2,627,521	56,627

Proposal B: the PubCo board of directors be elected by a plurality of the votes cast by holders of shares of PubCo Common Stock (rather than solely by holders of CEPT Class B Ordinary Shares).

For	Against	Abstain
12,095,697	2,627,688	56,956

Proposal C: a special meeting of shareholders may only be called by either the PubCo board of directors or by the Chair of the PubCo board of directors.

For	Against	Abstain
12,093,165	2,630,043	57,133

Proposal D: a majority of the PubCo board of directors shall constitute a quorum at any meeting of the PubCo board of directors and the act of a majority of the directors present at a meeting at which a quorum is present shall be an act of the PubCo board of directors.

For	Against	Abstain
14,771,781	3,383	5,177

Proposal E: PubCo must give written notice to shareholders entitled to attend and vote at a meeting at least ten (10) days and not more than sixty (60) days prior to the general meeting of holders of PubCo common stock.

For	Against	Abstain
14,774,416	1,148	4,777

Proposal F: the PubCo Charter will provide for exclusive forum provisions.

For	Against	Abstain
12,146,918	2,625,709	7,714

Proposal 4 — The Nasdaq Proposal – to approve, by ordinary resolution, a proposal for the purposes of complying with the applicable provisions of Nasdaq Rule 5635, the issuance (i) by CEPT of (a) up to 535,000 CEPT Class A Ordinary Shares issuable in repayment of the Sponsor Loan and the Sponsor Note, and (b) up to 22,500,000 CEPT Class A Ordinary Shares issuable to certain investors upon consummation of a private placement immediately prior to the CEPT Merger, and (ii) by PubCo of (a) up to 156,675,245 shares of PubCo Common Stock in the Mergers (including up to 6,250,000 Securitize Earnout Shares), (b) an additional number of shares of PubCo Common Stock equal to 10% of the total number of shares of PubCo’s Common Stock outstanding immediately following Closing that will, upon Closing, be reserved for issuance pursuant to the Incentive Plan and the ESPP plus an additional number of shares of PubCo Common Stock that may become issuable pursuant to the exercise or settlement of any Assumed Options and Assumed RSUs, and (c) up to 3,829,432 shares of PubCo Common Stock issuable upon the exercise of certain warrants held by J Digital 6 LLC, in each case, to the extent such issuances would require shareholder approval under Nasdaq Rule 5635.

For	Against	Abstain
12,412,513	2,363,735	4,093

As there were sufficient votes at the time of the Meeting to approve each of the above proposals, the “Adjournment Proposal” described in the Definitive Proxy Statement was not presented to CEPT Shareholders. In connection with the Meeting, CEPT Shareholders holding 6,842,508 CEPT Class A Ordinary Shares exercised their rights to redeem such shares for a pro rata portion of the funds in the trust account of CEPT (the “Trust Account”). As a result, approximately $72.5 (approximately $10.60 per share, inclusive of the $0.15 per share to be funded by the Sponsor pursuant to the Sponsor Note) will be removed from the Trust Account to pay such redeeming CEPT Shareholders. Following such redemptions, CEPT will have 17,157,492 Public Shares outstanding.

In light of receipt of the requisite approvals by CEPT Shareholders described above, CEPT expects the Business Combination to be completed promptly following the satisfaction or waiver of the other conditions to the consummation of the Business Combination.

Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Transactions involving PubCo, CEPT and Securitize, including expectations, intentions, hopes, beliefs, prospects, financial results and plans regarding PubCo, CEPT, Securitize, and the Transactions, statements regarding the anticipated benefits and timing of the completion of the Transactions, the assets held by PubCo and Securitize, the satisfaction of closing conditions to the Transactions, the anticipated listing and commencement of trading of PubCo on the New York Stock Exchange, objectives of management for future operations of PubCo, pro forma ownership of PubCo, the upside potential and opportunity for investors, investor benefits, regulatory conditions, competitive position, technological and market trends, future financial condition and performance and expected financial impacts of the Transactions, the satisfaction of closing conditions to the Transactions and PubCo’s and Securitize’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Report, including, but not limited to: the risk that the Transactions may not be completed in a timely manner or at all, which may adversely affect the price of CEPT’s securities; the risk that the Transactions may not be completed by CEPT’s business combination deadline; the failure by the parties to satisfy the conditions to the consummation of the Transactions; the failure to realize the anticipated benefits of the Transactions; the failure of PubCo to obtain or maintain the listing of its securities on the New York Stock Exchange or any securities exchange upon or following closing of the Transactions; costs related to the Transactions and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to PubCo’s anticipated operations and business, including the highly volatile nature of the price of digital assets; risks related to increased competition in the industries in which PubCo will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets and tokenization; risks relating to the treatment of digital assets for U.S. and foreign tax purposes; risks that after consummation of the Transactions, PubCo experiencing difficulties managing its growth and expanding operations; challenges in implementing PubCo’s business plan including due to operational challenges, significant competition and regulation; being considered to be a “shell company” by the New York Stock Exchange or any other stock exchange on which PubCo’s common stock will be listed or by the SEC, which may impact PubCo’s ability to list PubCo’s common stock and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities; the outcome of any potential legal proceedings that may be instituted against PubCo, CEPT, Securitize and/or others following the closing of the Transactions, and those risk factors discussed in documents that PubCo and/or CEPT have filed, or that will be filed, with the SEC.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Definitive Proxy Statement and the final prospectus of PubCo, dated as of June 5, 2026 and as further supplemented, and other documents filed by CEPT and/or PubCo from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that none of CEPT, Securitize and PubCo presently know or that CEPT, Securitize and PubCo currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of PubCo, CEPT or Securitize assumes any obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of PubCo, CEPT or Securitize gives any assurance that any of PubCo, CEPT or Securitize will achieve its expectations. The inclusion of any statement in this Report does not constitute an admission by PubCo, CEPT or Securitize or any other person that the events or circumstances described in such statement are material.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2026

CANTOR EQUITY PARTNERS II, INC.

By:	/s/ Brandon Lutnick
Name:	Brandon Lutnick
Title:	Chief Executive Officer

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